Schedule of Investments January 31, 2021 (Unaudited)

Jackson Square Global Growth Fund

Description	Shares	Value
COMMON STOCKS - 99.6%
Brazil - 6.7%
Afya - Class A*	9,018	$200,200
Arco Platform - Class A*	6,845	217,260
MercadoLibre*	353	628,167
		1,045,627
China - 3.5%
Bilibili - ADR*	4,793	545,875
Denmark - 5.4%
DSV (a)	2,381	371,496
Vestas Wind Systems (a)	2,184	468,944
		840,440
France - 7.6%
Airbus* (a)	4,364	438,833
LVMH Moet Hennessy Louis Vuitton (a)	596	360,338
Safran* (a)	2,974	373,854
		1,173,025
Israel - 4.9%
Fiverr International*	1,493	308,319
Wix.com*	1,829	451,854
		760,173
Japan - 2.2%
MonotaRO (a)	6,649	333,172
Netherlands - 6.4%
Adyen* (a)	232	484,653
ASML Holding (a)	965	515,168
		999,821
South Korea - 2.8%
Samsung Electronics (a)	6,004	438,935
United Kingdom - 8.6%
Experian (a)	11,083	387,378
Farfetch - Class A*	9,708	594,518
Intertek Group (a)	4,624	348,247
		1,330,143
United States - 51.5%
Adobe*	459	210,575
Airbnb - Class A*	1,374	252,308
Aon - Class A	1,255	254,890
Ball	3,990	351,200
Datadog - Class A*	3,504	360,036
DexCom*	746	279,638
Edwards Lifesciences*	4,540	374,913
IHS Markit	4,036	351,455
Illumina*	910	388,061
Mastercard - Class A	1,675	529,786
Match Group*	3,074	429,930
Microsoft	4,033	935,495
Netflix*	799	425,380
New York Times - Class A	11,345	562,598
ServiceNow*	772	419,320
Snowflake - Class A*	703	191,532
Twilio - Class A*	1,032	370,932
Uber Technologies*	9,933	505,888
Veeva Systems - Class A*	1,244	343,891
Visa - Class A	2,415	466,699
		8,004,527
TOTAL COMMON STOCKS
(Cost $9,069,422)		15,471,738

SHORT-TERM INVESTMENT - 0.5%
Money Market Deposit Account - 0.5%
U.S. Bank N.A., 0.00% (b)
Total Money Market Deposit Account	79,052	79,052
TOTAL SHORT-TERM INVESTMENT
(Cost $79,052)		79,052

Total Investments - 100.1%
(Cost $9,148,474)		15,550,790
Liabilities in Excess of Other Assets - (0.1)%		(17,319)
Total Net Assets - 100.0%		$15,533,471

*	Non-income producing security.
ADR	- American Depositary Receipt
(a)	Level 2 Security.
(b)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

At January 31, 2021, the sector diversification for the Fund was as follows:
% of
Sector	Net Assets
Information Technology#	34.6%
Industrials	23.0%
Consumer Discretionary	16.5%
Communication Services	12.6%
Health Care	8.9%
Materials	2.3%
Financials	1.7%
Short-Term Investment	0.5%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

#
As of January 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$10,950,720	$4,521,018	$-	$15,471,738
Short-Term Investment	79,052	–	–	79,052
Total Investments	$11,029,772	$4,521,018	$-	$15,550,790

Refer to the Schedule of Investments for further information on the classification of investments.